Summary Prospectus

Alpine Dynamic Balance Fund
Trading Symbol: ADBYX
March 1, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.alpinefunds.com/literature. You may also obtain this information at no cost by calling 1-888-785-5578 or by sending an e-mail request to questions@alpinefunds.com. The Fund’s prospectus and statement of additional information, both dated March 1, 2011, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 30, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
The primary investment objective of Alpine Dynamic Balance Fund (the “Balance Fund”) is capital appreciation. The Balance Fund’s secondary investment objectives are reasonable income and conservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.23%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	1.27%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$129	$402	$696	$1,532

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16 % of the average value of its portfolio.

Principal Investment Strategies
The Balance Fund pursues its investment objectives by investing its assets primarily in a combination of equity securities of large U.S companies and high quality fixed income securities. The equity securities in which the Balance Fund invests may include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible debt, options on securities and warrants. The Balance Fund’s investments in common stocks will emphasize stocks that (at the time of purchase) pay dividends and have capital appreciation potential. The fixed income securities in which the Balance Fund invests may include U.S. Government debt obligations, corporate debt obligations, and money market instruments. The Balance Fund may invest up to 5% of its net assets in fixed income securities rated below “A” by Standard and Poor’s Rating Services or by Moody’s Investors Services, Inc; this limit does not apply to convertible debt securities. The Balance Fund may invest up to 15% of the value its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.

Under normal circumstances, the Balance Fund invests not less than 25% of its net assets in fixed income securities. The Balance Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed income securities, depending on the appraisal of market and economic conditions by Alpine Woods Capital Investors, LLC (the “Adviser”). For instance, the Balance Fund may be more heavily invested in equity securities when, in the opinion of the Adviser, interest rates are generally perceived to be rising and the anticipated performance of equity securities is believed to be positive. In such instances, the Balance Fund may invest up to 75% of its net assets in equity securities. Additionally, the Balance Fund may invest up to 75% of its net assets in fixed income securities when, in the opinion of the Adviser, the prospective returns of equity securities appear to be lower or less certain than those of fixed income securities.

The Balance Fund invests in equity securities that offer growth potential and in fixed income securities that offer the potential for both growth and income. The Adviser focuses on companies it believes are attractively valued relative to their growth prospects. With respect to equity investments, the Adviser considers company fundamentals and the strength of a company’s management, as well as economic, market and regulatory conditions affecting a company or its industry. The Adviser also looks for companies involved in special situations such as change in management, change in polices, acquisition, merger, reorganization or spin-off. With respect to fixed income securities, investment emphasis is placed on higher quality issues expected to fluctuate little in value except as a result of changes in prevailing interest rates.

Principal Investment Risks
An investment in the Balance Fund, like any investment, is subject to certain risks. The value of the Balance Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Balance Fund’s shares to increase or decrease. You could lose money by investing in the Balance Fund. By itself, the Balance Fund does not constitute a balanced investment program.

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Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•	Fixed Income Securities Risk — Fixed income securities are subject to issuer risk, interest rate risk and market risk.

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Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. Additionally, foreign securities also involve possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

•	Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met,

the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

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Interest Rate Risk — Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

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Issuer Risk — Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

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Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

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“Special Situation” Companies Risk —“Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale of spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

Performance
The bar chart below shows how the Balance Fund has performed and provides some indication of the risks of investing in the Balance Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Balance Fund for full calendar years. The table below it compares the performance of the Balance Fund over time to the Balance Fund’s benchmark index. The chart and table assume reinvestment of dividends and distributions. To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO and secondary offerings in the future. Of course, past performance (before and after taxes) does not indicate how the Balance Fund will perform in the future. Updated performance is available on the Fund’s website at www.alpinefunds.com.

Alpine Dynamic Balance Fund
Calendar Year Total Returns as of 12/31 of Each Year

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund:

Best Quarter		Worst Quarter
15.45%	6/30/03	(15.08)%	12/31/08

Average Annual Total Returns
(For the periods ending December 31, 2010)

Alpine Dynamic Balance Fund	1 Year	5 Years	Since Inception 6/7/01

Return Before Taxes	15.53%	0.04%	4.46%
Return After Taxes on Distributions	15.32%	(0.63)%	3.72%
Return After Taxes on Distributions and Sale of Fund Shares	10.33%	(0.06)%	3.67%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.83%
Lipper Mixed-Asset Target Allocation Growth Funds Average (reflects no deduction for fees, expenses or taxes)	12.78%	3.32%	3.37%

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

After-tax returns are calculated using the historical highest individual U.S. Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

Management
Investment Adviser
Alpine Woods Capital Investors, LLC serves as the Fund’s investment adviser.

Portfolio Managers
Mr. Samuel A. Lieber, Chief Executive Officer of the Adviser since 1997, and Mr. Stephen A. Lieber, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have each managed the Fund since its inception.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000. There is no minimum for subsequent investments if payment is mailed by check; otherwise, the minimum is $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your adviser or visit your financial intermediary’s website for more information.